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Exhibit 4.1

[GRAPHIC]	Number	Shares	[GRAPHIC]

	COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 96924N 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01, OF

[GRAPHIC]	Willdan Group, Inc.	[GRAPHIC]

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
	/s/ ROY L. GILL VICE PRESIDENT AND SECRETARY	[GRAPHIC] WILLDAN GROUP, INC. CORPORATE SEAL FEB 13, 2006 DELAWARE	/s/ WIN WESTFALL PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE

THOMAS GREG & SONS

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFTMIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties
JTTEN	–	as joint tenants with right of		(Cust)	(Minor)
		survivorship and not as		under Uniform Gifts to Minors
		tenants in common		Act
(State)
			UNIF TRF MIN ACT–		Custodian (until age	)
(Cust)
under Uniform Transfer

(Minor)
to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1